Principal Active Income ETF

Ticker Symbol	Principal U.S. Listing Exchange
YLD	NYSE Arca
Principal Exchange-Traded Funds Summary Prospectus November 1, 2020 as amended December 18, 2020, June 25, 2021 and August 2, 2021
Effective September 1, 2021, delete all references in this prospectus to Principal Active Income ETF, and replace with Principal Active High Yield ETF. During the Fund’s transition to the changes that occur September 1, 2021, the Fund may temporarily deviate from its stated principal investment strategies.
On June 15, 2021, the Principal Exchange-Traded Funds Board authorized the following stock split for the Fund at the ratio indicated below.

Fund Name	Ticker	Forward Split Ratio	Record Date	Pay Date
Principal Active Income ETF	YLD	2 for 1	August 27, 2021	August 30, 2021, after close of trading
Shares of the Fund will begin trading on a split-adjusted basis on August 31, 2021.
As a result of the stock split, for each share of the Fund a shareholder currently holds, the shareholder will receive a proportional number of the Fund with the same aggregate dollar value. Thus, the total dollar value of an investment in the Fund will be unchanged, and each shareholder will continue to own the same percentage (by value) of the Fund immediately following the stock split as it did immediately prior to the stock split. The stock split will not be a taxable event, nor does it have an impact on any Fund’s holdings or its performance.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.PrincipalFunds.com/ETFProspectus. You can also get this information at no cost by calling 1-800-787-1621 or by sending an email request to prospectus@PrincipalETFs.com.
The Fund's prospectus and statement of additional information, both dated November 1, 2020, as may be amended or supplemented, are incorporated by reference into this summary prospectus.
Beginning on November 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the report. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive such reports electronically, you will not be affected by this change and you do not need to take any action. If you have not previously elected electronic delivery and you own these shares through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service. You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of reports. Your election to receive reports in paper will apply to all funds with the Fund complex or to the shares you own through your financial intermediary.
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Objective:    The Fund seeks to provide current income.
Effective September 1, 2021, delete the Objective above and replace with the following:
Objective:    The Fund seeks to provide a high level of current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund ("Shares"). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.49%
Other Expenses	—
Total Annual Fund Operating Expenses (1)	0.49%
(1) The investment management agreement (the “Management Agreement”) between the Fund and Principal Global Investors, LLC (“PGI”) provides that, for the duration of the Management Agreement, PGI will pay all operating expenses of the Fund, except for the Management Fee, payments made under each Series 12b-1 plan (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses and other extraordinary expenses.
Effective September 1, 2021, delete the Annual Fund Operating Expenses table above, and replace with the following:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.39%
Other Expenses	—
Total Annual Fund Operating Expenses (1)	0.39%
(1) The investment management agreement (the “Management Agreement”) between the Fund and Principal Global Investors, LLC (“PGI”) provides that, for the duration of the Management Agreement, PGI will pay all operating expenses of the Fund, except for the Management Fee, payments made under each Series 12b-1 plan (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses and other extraordinary expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Principal Active Income ETF	$50	$157	$274	$616

Effective September 1, 2021, delete the Example table above, and replace with the following:

	1 year	3 years	5 years	10 years
Principal Active High Yield ETF	$40	$125	$219	$493

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10.6% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, its assets in investment grade and non-investment grade (commonly known as "junk") fixed income securities and in equity securities. In pursuing its strategies, the Fund invests in a diversified portfolio of a broad range of instruments. The Advisor actively and tactically allocates the Fund’s assets among fixed income securities and equity securities in an effort to take advantage of changing economic conditions that the Advisor believes favors one asset class over another. Based on analysis of various economic and market forces (such as interest rates, inflation, the business cycle, fiscal policy, monetary policy, valuations, momentum, risk premiums, investor sentiment, credit spreads, and fundamentals), the Advisor increases the allocation to the asset class that it believes has a higher probability of achieving the Fund’s objective of providing current income.
Fixed Income. A portion of the Fund's net assets is invested in a diversified portfolio of investment grade and non-investment grade (commonly known as "junk") fixed income securities issued by U.S., supranational and non-U.S. issuers, including investments in convertible bonds, U.S. government and agency securities, asset-backed, mortgage-backed, and commercial mortgage-backed securities (securitized products, sovereign debt, and preferred securities. “Investment grade” securities are rated BBB- or higher by S&P Global Ratings ("S&P Global") or Baa3 or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of those selecting such investments. “Non-investment grade” securities are rated Ba1 or lower by Moody’s and BB+ or lower by S&P Global. If securities are rated differently by the rating agencies, the highest rating is used. If the security has been rated by only one of those agencies, that rating will determine whether the security is below investment grade. If the security has not been rated by either of those agencies, those selecting such investments will determine whether the security is of a quality comparable to those rated below investment grade. The fixed income portfolio is not managed to a particular average duration or maturity.
Equity Securities. A portion of the Fund's net assets is invested in a diversified portfolio of dividend paying equity securities issued by companies located in the U.S. and/or foreign countries that trade on a U.S. or foreign exchange. The equity securities include common stocks (including value stocks), preferred stocks, master limited partnerships ("MLPs"), and real estate investment trusts (“REITs”). Although not a factor in the selection of the equity securities, such securities generally are of medium market capitalization companies, which for this Fund are those with market capitalizations similar to companies in the Russell Midcap® Index (as of June 30, 2020, this range was between approximately $1.6 billion and $48.0 billion).
Effective September 1, 2021, delete the above Principal Investment Strategies and replace with the following:
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in below-investment grade (commonly known as "junk" or “high yield”) fixed income securities, such as bonds and bank loans . “Below investment grade” securities are rated Ba1 or lower by Moody’s Investors Service, Inc. and BB+ or lower by S&P Global Ratings. If securities are rated differently by the rating agencies, the highest rating is used. If the security has been rated by only one of those agencies, that rating will determine whether the security is below investment grade. If the security has not been rated by either of those agencies, those selecting such investments will determine whether the security is of a quality comparable to those rated below investment grade.
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The Fund also invests in U.S. treasury bills, bonds, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, investment grade bank loans (also known as senior floating rate interests), and preferred securities. The Fund’s investments include securities of foreign issuers, including those located in developing or emerging markets. Under normal circumstances, the Fund maintains an average portfolio duration that is within ±25% of the duration of the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index, which as of December 31, 2020 was 3.56 years. The Fund is not managed to a particular maturity.
The Fund invests in derivatives to manage fixed-income exposure (including for hedging purposes) currency swaps and credit default swaps, in an effort to increase or decrease, in an efficient manner, exposures to certain sectors or individual issuers. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Convertible Securities Risk. Convertible securities are securities that are convertible into common stock. Convertible securities are subject to credit and interest rate risks associated with fixed-income securities and to stock market risk associated with equity securities.
Dividend-Oriented Stocks Risk. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. For example, a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Additionally, the Fund’s performance during a broad market advance could suffer because dividend-paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer's sector or industry, or changes in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Medium Market Capitalization Companies. Investments in medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.
•Value Style Risk. Value investing entails the risk that value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate, credit quality, and liquidity risks. The market value of fixed-income securities generally declines when interest rates rise, and increased interest rates may adversely affect the liquidity of certain fixed-income securities. Moreover, an issuer of fixed-income securities could default on its payment obligations due to increased interest rates or for other reasons.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
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Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Market Trading Risks. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption to the activities of market makers, authorized participants, or other participants and in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Master Limited Partnership ("MLP") Risk. MLPs are publicly-traded limited partnership interests or units. An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates, which means funds with longer average portfolio durations may be more volatile than those with shorter durations.
Preferred Securities Risk. Because preferred securities have a lower priority claim on assets or earnings than senior bonds and other debt instruments in a company's capital structure, they are subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to any stated maturity date.
Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption and Large Transaction Risk. Ownership of the fund's shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains.
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Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Effective September 1, 2021,in the Principal Risks section above, add the following risks alphabetically to the list:
Bank Loans Risk. Changes in economic conditions are likely to cause issuers of bank loans (also known as senior floating rate interests) to be unable to meet their obligations. In addition, the value of the collateral securing the loan (if any) may decline, causing a loan to be substantially unsecured. Underlying credit agreements governing the bank loans, reliance on market makers, priority of repayment and overall market volatility may harm the liquidity of loans.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.
•Credit Default Swaps. Credit default swaps involve special risks in addition to those associated with swaps generally because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (i.e., full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction.
•Currency Contracts. Derivatives related to currency contracts involve the specific risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.
•Swaps. Swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the swap; possible lack of a liquid secondary market for a swap and the resulting inability to close a swap when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.
Emerging Markets Risk. Investments in emerging markets may have more risk than those in developed markets because the emerging markets are less developed and more illiquid. Emerging markets can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile. The U.S. Securities and Exchange Commission, the U.S. Department of Justice, and other U.S. authorities may be limited in their ability to pursue bad actors in emerging markets, including with respect to fraud.
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Hedging Risk. A fund that implements a hedging strategy using derivatives and/or securities could expose the fund to the risk that can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset, resulting in a risk of loss to the fund.
Effective September 1, 2021,in the Principal Risks section, delete the following risks listed above:
Asset Allocation Risk, Convertible Securities Risk, Dividend Oriented Stocks Risk, Equity Securities Risk, Master Limited Partnership Risk, Real Estate Investment Trusts Risk, Real Estate Securities Risk, Securitized Products Risk, and U.S. Government Sponsored Securities Risk
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principaletfs.com.
The bar chart shows the investment returns of the Fund’s shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund returns are measured from the date the Fund's shares were first sold (July 8, 2015).
Effective September 1, 2021, in the Performance section, after the third paragraph, add the following paragraph:
Prior to September 1, 2021, the Fund was known as the Principal Active Income ETF, and the objective and strategy of the Fund differed from its current objective and strategy. Accordingly, performance of the Fund for periods prior to September 1, 2021 may not be representative of the performance the Fund would have achieved had the Fund been following its current objective and strategy.
Total Returns as of December 31 (1)

Highest return for a quarter during the period of the bar chart above:	Q1 2019	7.42%
Lowest return for a quarter during the period of the bar chart above:	Q4 2018	(5.73)%
(1) The year-to-date return as of September 30, 2020 is (4.39)%.
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Average Annual Total Returns (Based on NAV) For the periods ended December 31, 2019
	1 Year	Life of Fund
Return Before Taxes	15.18%	5.85%
Return After Taxes on Distributions	13.03%	3.73%
Return After Taxes on Distributions and Sale of Fund Shares	9.07%	3.61%
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deductions for fees, expenses or taxes)	14.33%	6.35%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Effective September 1, 2021, in the Average Annual Total Returns table above, add a footnote reference to the table heading and the following footnote:

Average Annual Total Returns (Based on NAV) For the periods ended December 31, 2019(1)
(1) Prior to September 1, 2021, the Fund was known as the Principal Active Income ETF, and the objective and strategy of the Fund differed from its current objective and strategy. Accordingly, performance of the Fund for periods prior to September 1, 2021 may not be representative of the performance the Fund would have achieved had the Fund been following its current objective and strategy.

Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•    Todd A. Jablonski (since 2015), Portfolio Manager
•    Gregory L. Tornga (since 2017), Portfolio Manager
Effective September 1, 2021, delete the Investment Advisor and Portfolio Managers section, and replace with the following:
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Mark P. Denkinger (since 2021), Portfolio Manager
•Joshua Rank (since 2021), Portfolio Manager
•Darrin E. Smith (since 2021), Portfolio Manager
Purchase and Sale of Fund Shares
The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants ("APs") who have entered into agreements with the Fund’s distributor and only in blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities that the Fund specifies each day. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Typically, the basket of assets will be made up of securities, but may include a cash component. (See "Purchase and Redemption of Creation Units" in the Statement of Additional Information for more information.)
Shares of the Fund are listed for trading on NYSE Arca, Inc. Individual Shares may only be bought and sold on a national securities exchange through a broker or dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares on the secondary market (the bid-ask spread).
You can access recent information, including information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads at www.principaletfs.com.
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Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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